UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement

On November 18, 2022, BioSig Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company sold to the Investors an aggregate of 3,541,469 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a purchase price of $0.41 per share, in exchange for aggregate consideration of $1,452,000. The Shares were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

The Purchase Agreement contains representations and warranties of the Company and the Investors that are typical for transactions of this type. The Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the exhibit to this Current Report on Form 8-K (the “Report”).

In addition, as previously reported, on March 21, 2022, the Company entered into a securities purchase agreement with several institutional and accredited investors, pursuant to which the Company sold in a registered direct offering an aggregate of 2,613,130 shares of Common Stock and warrants to purchase up to 2,613,130 shares of Common Stock (the “March Warrants”), that became exercisable six months after the date of issuance and will expire three and one-half years following the date of issuance.

On November 3, 2022, the Company reduced the exercise price of the March Warrants from an exercise price of $1.40 per share to $0.25 per share only through November 10, 2022. From November 8 through November 10, 2022, the Company issued an aggregate of 510,000 shares of Common Stock for the exercise of warrants for proceeds of $127,500. As of the date of this Report, March Warrants to purchase an aggregate of 873,000 shares of Common Stock have been exercised for $218,250.

The Company received aggregate consideration of $1,452,000 from the sale of the Shares and $218,250 from the exercise of the March Warrants, for a combined total of $1,670,250.

Item 3.02         Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Shares incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: November 21, 2022	By: /s/ Kenneth L. Londoner Name: Kenneth L. Londoner Title: Executive Chairman